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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C., 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------


                             Date of Report (Date of
                  earliest event reported): September 17, 1999

                                   OPTEL, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

            Delaware                                   95-4495524
---------------------------------           -------------------------------
  (State or other jurisdiction              (I.R.S. Employer Identification
of incorporation or organization)                       Number)

                                    333-24881
                                    ---------
                            (Commission File Number)

      1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
     ---------------------------------------------------------------
     (Address of principal executive offices)             (Zip Code)






Registrant's telephone number, including area code: (214) 634-3800




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ITEM 5.       OTHER MATERIALLY IMPORTANT EVENTS

              On September 17, 1999, the Registrant issued the press release attached hereto as Exhibit "A" announcing that Registrant has obtained a one-year $40 million working capital credit facility.

ITEM 7.       EXHIBITS

              Press Release, dated September 17, 1999.



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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:         September 17, 1999

                                 OpTel, Inc.
                                 -----------
                                 (Registrant)


                                 By:  /s/ MICHAEL E. KATZENSTEIN
                                     -------------------------------
                                     Name:   Michael E. Katzenstein
                                     Title:  Vice President and General Counsel




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                                  EXHIBIT INDEX



Exhibit
  No.          Description                                     Page No.
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
20             Press Release, dated September 17, 1999            5